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                   SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549




                                    FORM 8-K


                                  CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



             Date of Report (Date of earliest event reported)
                                October 3, 1997




                   CHARTER ONE FINANCIAL, INC.
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   (Exact name of Registrant as specified in its Charter)




    Delaware                 0-16311                  34-1567092
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(State or other       (Commission File            (IRS Employer
 jurisdiction of           Number)                Identification
 incorporation)                                         No.)




1215 Superior Avenue, Cleveland, Ohio                    44114
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(Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code: (216) 566-5300
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                               N/A
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   (Former name or former address, if changed since last report)



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Item 2.     Acquisition or Disposition of Assets
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     On October 3, 1997, Charter One Financial, Inc. ("Charter One") issued the press release included as Exhibit 99 to this report and incorporated by reference herein, announcing the consummation of its merger with RCSB Financial, Inc. ("RCSB"), which included the merger of Charter One Bank, F.S.B. ("Charter One Bank"), a wholly owned subsidiary of Charter One, with Rochester Community Savings Bank ("Rochester"), a wholly owned subsidiary of RCSB. The Merger was consummated pursuant to an Agreement and Plan of Merger and Reorganization(the "Merger Agreement") dated as of May 21, 1997. Upon the Merger, each share of common stock, $1.00 par value, of RCSB (the "RCSB Common Stock") was converted into the right to receive .91 shares of common stock, $0.01 par value, of Charter One ("Charter One Common Stock"). The Merger Agreement was included as Exhibit 2 to Charter One's Current Report on Form 8-K for the event on May 21, 1997, and is incorporated herein by reference.

     In the Merger, the assets and liabilities of RCSB became part of Charter-Michigan Bancorp, Inc., a Michigan corporation and first-tier, wholly owned subsidiary of Charter One and the assets and liabilities of Rochester became part of Charter One Bank. Charter One intends to integrate the operations of RCSB into its existing operations and continue to maintain the business and physical assets of RCSB, subject to the needs of Charter One. Based on the 14,841,483 shares of RCSB Common Stock outstanding as of October 3, 1997, Charter One will issue 13,504,176 shares of Charter One Common Stock in connection with the Merger, for total consideration (based on the $63.25 per share closing price of Charter One Common Stock on the Nasdaq National Market on October 3, 1997) of $854.1 million. In addition, Charter One will pay approximately $98,149 in cash in lieu of fractional shares.

     The foregoing information does not purport to be complete and is qualified in its entirety by reference to the Exhibits to this Report.

Item 5.     Other Events
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     Special Meeting of Stockholders.  On October 3, 1997, Charter One held a
Special Meeting of Stockholders (the "Meeting") to consider and vote upon the Merger and an amendment to its Second Restated Certificate of Incorporation (the "Charter One Certificate"). The following is a record of the voting on the matters considered at the Meeting:

     (1)     The proposal to adopt the Merger Agreement.

             For          Against  Abstain   Broker Non-Votes
         -----------------------------------------------------------
         39,571,631 108,970   135,297   2,510,372

     (2) The proposal to adopt an amendment to ARTICLE SEVENTH of the Charter One Certificate to authorize the number of directors on the Charter One Board to be fixed by, or in the manner provided in, the Charter One Bylaws (the "Amendment").

             For          Against  Abstain   Broker Non-Votes
         -------------------------------------------------------------
         41,635,229 520,434   170,606   -0-

Item 7.     Financial Statements and Exhibits
            ---------------------------------

     (a)    Financial statements of businesses acquired.

       The Consolidated Financial Statements, and the notes thereto, of RCSB (Commission File No. 0-17709) are contained in RCSB's Annual Report on Form 10-K for the fiscal year ended November 30, 1996 and its Quarterly Reports on Form 10-Q for the quarterly periods ended February 28, 1997 and May 31, 1997 which were previously filed with the Securities and Exchange Commission (the "Commission") in a Registration Statement on Form S-4 (Commission File No. 333-33259), declared effective by the Commission on August 12, 1997.

     (b)   Pro forma financial information.

        The Unaudited Pro Forma Combined Financial Statements of Charter One and RCSB were contained in the Joint Proxy Statement/Prospectus filed with Charter One's Registration Statement on Form S-4 (Commission File No. 333-33259) declared effective by the Commission on August 12, 1997.

     (c)   Exhibits.

        The Exhibits listed on the accompanying Exhibit Index are filed as part of this Report and are incorporated herein by reference.

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                                SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    CHARTER ONE FINANCIAL, INC.



Date: October 17, 1997          By: /s/ Charles John Koch
                                    --------------------------------------
                                    Charles John Koch
                                    President and Chief Executive
                                    Officer



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                              EXHIBIT INDEX

EXHIBIT
  NO.                           DESCRIPTION
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  2.        Agreement and Plan of Merger and Reorganization, dated as of May
          21, 1997, by and between Charter One, Charter-Michigan Bancorp, Inc., Charter One Bank, RCSB and Rochester (previously filed with Charter One's Current Report on Form 8-K for the event on May 21, 1997, and incorporated herein by reference).

  99.       Press Release of Charter One, dated October 3, 1997.